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                                                                    EXHIBIT 4.5

Form of Certificate for Shares of 9.2% Series D Junior Cumulative Convertible Preferred Stock

        ===============================================================

NUMBER                                                                    SHARES

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                           SIRIUS SATELLITE RADIO INC.
                       See reverse for Certain Definitions

     10,700,000 SHARES 9.2% SERIES D JUNIOR CUMULATIVE CONVERTIBLE PREFERRED
                           STOCK PAR VALUE $.001 EACH

  THE CORPORATION WILL FURNISH TO ANY SHAREHOLDER WHO SO REQUESTS THE POWERS,
   DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL AND OTHER
       SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES OF THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS

This is to Certify that_________________________________________ is the owner of
___________________________________________________________fully paid and non-assessable shares of 9.2% Series D Junior Cumulative Convertible preferred Stock of Sirius Satellite Radio Inc. transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate, properly endorsed.

Witness, the seal of the Corporation and the signatures of its duly authorized officers.

Dated

----------------------                                   -----------------------
Senior Vice President                                        Assistant Secretary





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      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM --as tenants in common
TEN ENT --as tenants by the entireties
JT TEN --as joint tenants with right of survivorship and not as tenants in common UNIF GIFT ACT- . . . . . Custodian . . . . . . . . (Cust) (Minor) under
Uniform Gifts to Minors Act . . . . . . . . . . . . . . . . . . . . . . (State)

      For value received __________ hereby sell, assign and transfer unto Please insert social security or other identifying number of assignee__________________
________________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
Shares represented by the within Certificate and does hereby irrevocably constitute and appoint _____________________________________________________
Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated ___________________
In Presence of ________________________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS.